UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2008

LODGE BAY OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-51973

(Commission File Number)

98-0441419

(IRS Employer Identification No.)

4 – 3750 Edgemont Blvd, North Vancouver, BC, Canada V7R 2P7

(Address of principal executive offices and Zip Code)

604-908-4925

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 1, 2008, Christine Kilbourn was elected a director of our company.

Ms. Kilbourn worked with the Royal Bank of Canada from 1968 to 2005 assuming such roles as Personal Lender, Assistant Manger, Personal Banking and Business Account Manager. Her most recent position at Royal Bank was Senior Assistant Manager, Commercial Banking. Ms. Kilbourn gained an expertise in the retail banking area. Ms. Kilbourn retired from banking in October 2005 and after six months of retirement, accepted a part-time contract position with the Royal Bank of Canada in various positions in the Commercial Markets Department.

Our board of directors now consists of Barry Swanson and Christine Kilbourn.

There are no family relationships between any of our directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGE BAY OIL & GAS CORP.

/s/ Barry Swanson

Barry Swanson, President

Date: February 6, 2008

CW1648986.1